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                     THE DIRECTOR EDGE (SERIES I AND IR)
                             SEPARATE ACCOUNT ONE
                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              FILE NO. 333-66345



    SUPPLEMENT DATED DECEMBER 22, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

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              SUPPLEMENT DATED DECEMBER 22, 2004 TO YOUR PROSPECTUS

HARTFORD BOND HLS FUND - NAME CHANGE

Effective March 15, 2005, Hartford Bond HLS Fund is changing its name to Hartford Total Return Bond HLS Fund. All references in the prospectus to "Hartford Bond HLS Fund" are deleted and replaced with "Hartford Total Return Bond HLS Fund."

HARTFORD BOND HLS FUND - OBJECTIVE CHANGE

Under the section entitled "The Funds," the paragraph describing the investment objective of Hartford Bond HLS Fund is deleted and replaced with the following:

     Hartford Total Return Bond HLS Fund - Seeks competitive total return, with income as a secondary objective.

HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT - CLOSURE

Hartford Capital Appreciation HLS Fund Sub-Account is closed to all Contracts issued on or after January 3, 2005.

For Contracts issued before January 3, 2005, Hartford Capital Appreciation HLS Fund Sub-Account is closed to subsequent premium payments and transfers of Contract Value effective as of the close of regular trading of the New York Stock Exchange on February 28, 2005.

Any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program established on or before February 28, 2005, that includes transfers of Contract Value or allocations to Hartford Capital Appreciation HLS Fund Sub-Account will continue uninterrupted. In addition, Hartford Capital Appreciation HLS Fund Sub-Account will not be available for any Dollar Cost Averaging, InvestEase, Asset Rebalancing Program or other administrative program established after February 28, 2005.

Due to administrative system limitations Hartford Capital Appreciation HLS Fund Sub-Account will also remain open if used in a static Asset Allocation model established prior to May 1, 2005, for the following variable annuities:

     - AmSouth Variable Annuity - Series III & IIIR; AmSouth Variable Annuity Plus - Series II & IIR; AmSouth Variable Annuity Outlook - Series II & IIR; BB&T Director - Series III & IIIR; BB&T Director Outlook - Series II & IIR; Classic Director Outlook - Series II & IIR; and

     - The Director - Series VIII & VIIIR and Director Edge - Series II & IIR if purchased through an Edward Jones registered representative.

Hartford Capital Appreciation HLS Fund will remain open:

     - to certain owners of older Contracts as a result of settlement of litigation against Hartford;

     - to certain owners of other investment products offered by Hartford; and

     - to certain qualified retirement plans.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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